SUPPLEMENT DATED AUGUST 26, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

DIVIDEND GROWTH PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2016

This supplement revises the Dividend Growth Portfolio Class I and P Shares summary prospectus dated May 1, 2016 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective September 1, 2016, the Investment Goal subsection will be deleted and replaced with the following:

Investment Goal

This Fund seeks dividend income and long-term capital appreciation.